Exhibit 99.3


BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009





DATE:             June 29, 2006

TO:               Countrywide Home Loans, Inc.
ATTENTION:        Mr. Jeff Staab
TELEPHONE:        1-818-225-3279
FACSIMILE:        1-818-225-4010              FAX:  1-818-225-4038

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8361 - Amended II

This Confirmation and Agreement is amended as of June 29, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 2 of 16



     Type of Transaction:     Rate Cap

     Notional Amount:         With  respect  to  any  Calculation   Period,  the
                              amount set forth for such period in the Schedule of Notional Amounts attached hereto.

     Trade Date:              June 9, 2006

     Effective Date:          June 30, 2006

     Termination Date:        December 25, 2022

     Fixed Amount (Premium):

         Fixed Rate Payer:    Counterparty

         Fixed Rate Payer
         Payment Date:        June 13, 2006

         Fixed Amount:        USD 465,000

     Floating Amounts:

         Floating Rate Payer: BSFP

         Cap Rate:            5.30000%

         Floating Rate Payer
         Period End Dates:    The 25th calendar day of each month
                              during the Term of this Transaction, commencing
                              July 25, 2006 and ending on the Termination
                              Date, with No Adjustment.

         Floating Rate Payer
         Payment Dates:       Early   Payment   shall   be   applicable.   One
                              Business  Day   preceding   each  Floating  Rate
                              Payer Period End Date.

         Floating Rate
         Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.30000% then the Floating Rate for such Calculation Period shall be deemed to be 9.30000%.

         Designated Maturity: One month

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 3 of 16

         Floating Rate Day
         Count Fraction:      30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

     Business Days
     for payments:            New York

     Business Day Convention: Modified Following

     Additional Amount:       In connection with amending this  Transaction USD
                              26,000 is payable by Counterparty to BSFP on July 3, 2006.

3.   Additional Provisions:   Each   party   hereto   is  hereby   advised   and
                              acknowledges  that the other  party has engaged in
                              (or  refrained   from  engaging  in)   substantial
                              financial   transactions   and   has   taken   (or
                              refrained from taking) other  material  actions in
                              reliance  upon the entry by the  parties  into the
                              Transaction  being  entered  into on the terms and
                              conditions   set   forth   herein   and   in   the
                              Confirmation  relating  to  such  Transaction,  as
                              applicable.   This   paragraph   shall  be  deemed
                              repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
   Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 4 of 16


(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 5 of 16


Party required to deliver Form/Document/          Date by which to
document                  Certificate             be delivered

BSFP and                  Any document  required  Promptly  after the earlier of
the Counterparty          or reasonably           (i) reasonable  demand by
                          requested to allow      either party or (ii) learning
                          the other party to      that such form or document is
                          make payments under     required
                          this Agreement without
                          any deduction or
                          withholding for or on
                          the account of any Tax
                          or with such deduction
                          or withholding at a
                          reduced rate

(2) Other documents to be delivered are:

Party required   Form/Document/        Date by which to    Covered by Section
to deliver       Certificate           be delivered        3(d) Representation
document

BSFP and         Any documents         Upon the            Yes
the Counterparty required by the       execution and
                 receiving party to    delivery of this
                 evidence the          Agreement and
                 authority of the      such Confirmation
                 delivering party or
                 its Credit Support
                 Provider, if any,
                 for it to execute
                 and deliver this
                 Agreement, any
                 Confirmation , and
                 any Credit Support
                 Documents to which
                 it is a party, and
                 to evidence the
                 authority of the
                 delivering party or
                 its Credit Support
                 Provider to perform
                 its obligations
                 under this
                 Agreement, such
                 Confirmation and/or
                 Credit Support
                 Document, as the
                 case may be

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 6 of 16

Party required   Form/Document/        Date by which to    Covered by Section
to deliver       Certificate           be delivered        3(d) Representation
document

BSFP and         A certificate of an   Upon the            Yes
the Counterparty authorized officer    execution and
                 of the party, as to   delivery of this
                 the incumbency and    Agreement and
                 authority of the      such Confirmation
                 respective officers
                 of the party signing
                 this Agreement, any
                 relevant Credit
                 Support Document, or
                 any Confirmation, as
                 the case may be

6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    4500 Park Granada
                        Mail Stop CH-143
                        Calabasas, CA 91302
            Attention:  Mr. Jeff Staab
            Facsimile:  818-225-3898
            Phone:      818-225-3279

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 7 of 16

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
Agreement:

                  BSFP appoints as its
                  Process Agent:                 Not Applicable

                  The Counterparty appoints as its
                  Process Agent:                 Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 8 of 16


      Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 9 of 16

            (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 10 of 16



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /S/ Annie Manevitz
     ---------------------------
     Name: Annie Manevitz
     Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:  /S/ Jennifer Sandefur
     ---------------------------------------------------------------
     As authorized agent or officer for Countrywide Home Loans, Inc.
     Name: Jennifer Sandefur
     Title: Senior Managing Director and Treasurer





er

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 11 of 16




                         SCHEDULE OF NOTIONAL AMOUNTS

    From and including          To but excluding         Notional Amount
                                                             (USD)
      Effective Date               25-Jul-2006               40,000,000.00
       25-Jul-2006                 25-Aug-2006               38,547,170.44
       25-Aug-2006                 25-Sep-2006               37,136,630.41
       25-Sep-2006                 25-Oct-2006               35,768,198.10
       25-Oct-2006                 25-Nov-2006               34,441,679.66
       25-Nov-2006                 25-Dec-2006               33,156,869.17
       25-Dec-2006                 25-Jan-2007               31,913,548.61
       25-Jan-2007                 25-Feb-2007               30,711,487.90
       25-Feb-2007                 25-Mar-2007               29,550,444.87
       25-Mar-2007                 25-Apr-2007               28,430,165.30
       25-Apr-2007                 25-May-2007               27,350,382.93
       25-May-2007                 25-Jun-2007               26,310,819.53
       25-Jun-2007                 25-Jul-2007               25,311,184.94
       25-Jul-2007                 25-Aug-2007               24,351,177.18
       25-Aug-2007                 25-Sep-2007               23,430,482.43
       25-Sep-2007                 25-Oct-2007               22,548,775.24
       25-Oct-2007                 25-Nov-2007               21,705,718.53
       25-Nov-2007                 25-Dec-2007               20,900,963.78
       25-Dec-2007                 25-Jan-2008               20,134,151.11
       25-Jan-2008                 25-Feb-2008               19,404,909.42
       25-Feb-2008                 25-Mar-2008               18,712,856.57
       25-Mar-2008                 25-Apr-2008               18,057,599.48
       25-Apr-2008                 25-May-2008               17,438,734.37
       25-May-2008                 25-Jun-2008               16,855,334.41
       25-Jun-2008                 25-Jul-2008               16,306,983.72
       25-Jul-2008                 25-Aug-2008               15,793,256.45
       25-Aug-2008                 25-Sep-2008               15,313,716.95
       25-Sep-2008                 25-Oct-2008               14,867,475.51
       25-Oct-2008                 25-Nov-2008               14,451,760.37
       25-Nov-2008                 25-Dec-2008               14,064,751.55
       25-Dec-2008                 25-Jan-2009               13,685,783.93
       25-Jan-2009                 25-Feb-2009               13,314,469.45
       25-Feb-2009                 25-Mar-2009               12,950,714.20

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, -2006
Page 12 of 16

       25-Mar-2009                 25-Apr-2009               12,594,425.26
       25-Apr-2009                 25-May-2009               12,245,510.72
       25-May-2009                 25-Jun-2009               11,903,879.66
       25-Jun-2009                 25-Jul-2009               11,569,442.12
       25-Jul-2009                 25-Aug-2009               11,242,109.13
       25-Aug-2009                 25-Sep-2009               10,921,792.68
       25-Sep-2009                 25-Oct-2009               10,608,405.70
       25-Oct-2009                 25-Nov-2009               10,301,862.05
       25-Nov-2009                 25-Dec-2009               10,002,076.54
       25-Dec-2009                 25-Jan-2010                9,708,964.88
       25-Jan-2010                 25-Feb-2010                9,422,443.73
       25-Feb-2010                 25-Mar-2010                9,142,430.59
       25-Mar-2010                 25-Apr-2010                8,868,843.91
       25-Apr-2010                 25-May-2010                8,601,602.99
       25-May-2010                 25-Jun-2010                8,340,628.02
       25-Jun-2010                 25-Jul-2010                8,085,840.05
       25-Jul-2010                 25-Aug-2010                7,837,160.99
       25-Aug-2010                 25-Sep-2010                7,594,513.58
       25-Sep-2010                 25-Oct-2010                7,357,821.44
       25-Oct-2010                 25-Nov-2010                7,127,008.97
       25-Nov-2010                 25-Dec-2010                6,902,001.43
       25-Dec-2010                 25-Jan-2011                6,682,724.89
       25-Jan-2011                 25-Feb-2011                6,469,106.20
       25-Feb-2011                 25-Mar-2011                6,261,073.03
       25-Mar-2011                 25-Apr-2011                6,059,308.11
       25-Apr-2011                 25-May-2011                5,863,001.18
       25-May-2011                 25-Jun-2011                5,672,082.03
       25-Jun-2011                 25-Jul-2011                5,487,064.24
       25-Jul-2011                 25-Aug-2011                5,338,375.26
       25-Aug-2011                 25-Sep-2011                5,194,715.86
       25-Sep-2011                 25-Oct-2011                5,056,019.11
       25-Oct-2011                 25-Nov-2011                4,922,218.79
       25-Nov-2011                 25-Dec-2011                4,793,249.42
       25-Dec-2011                 25-Jan-2012                4,669,046.26
       25-Jan-2012                 25-Feb-2012                4,549,545.27
       25-Feb-2012                 25-Mar-2012                4,434,683.09
       25-Mar-2012                 25-Apr-2012                4,324,397.11
       25-Apr-2012                 25-May-2012                4,218,625.37

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, -2006
Page 13 of 16

       25-May-2012                 25-Jun-2012               4,117,306.62
       25-Jun-2012                 25-Jul-2012               4,020,380.28
       25-Jul-2012                 25-Aug-2012               3,937,534.53
       25-Aug-2012                 25-Sep-2012               3,858,847.11
       25-Sep-2012                 25-Oct-2012               3,784,260.13
       25-Oct-2012                 25-Nov-2012               3,713,716.31
       25-Nov-2012                 25-Dec-2012               3,647,159.04
       25-Dec-2012                 25-Jan-2013               3,584,532.34
       25-Jan-2013                 25-Feb-2013               3,525,780.84
       25-Feb-2013                 25-Mar-2013               3,470,849.81
       25-Mar-2013                 25-Apr-2013               3,419,685.13
       25-Apr-2013                 25-May-2013               3,372,233.28
       25-May-2013                 25-Jun-2013               3,328,441.35
       25-Jun-2013                 25-Jul-2013               3,288,257.02
       25-Jul-2013                 25-Aug-2013               3,269,592.51
       25-Aug-2013                 25-Sep-2013               3,254,125.87
       25-Sep-2013                 25-Oct-2013               3,241,809.29
       25-Oct-2013                 25-Nov-2013               3,232,595.50
       25-Nov-2013                 25-Dec-2013               3,226,437.76
       25-Dec-2013                 25-Jan-2014               3,223,289.90
       25-Jan-2014                 25-Feb-2014               3,223,106.25
       25-Feb-2014                 25-Mar-2014               3,223,106.25
       25-Mar-2014                 25-Apr-2014               3,223,106.25
       25-Apr-2014                 25-May-2014               3,223,106.25
       25-May-2014                 25-Jun-2014               3,223,106.25
       25-Jun-2014                 25-Jul-2014               3,223,106.25
       25-Jul-2014                 25-Aug-2014               3,223,106.25
       25-Aug-2014                 25-Sep-2014               3,223,106.25
       25-Sep-2014                 25-Oct-2014               3,223,106.25
       25-Oct-2014                 25-Nov-2014               3,223,106.25
       25-Nov-2014                 25-Dec-2014               3,223,106.25
       25-Dec-2014                 25-Jan-2015               3,223,106.25
       25-Jan-2015                 25-Feb-2015               3,223,106.25
       25-Feb-2015                 25-Mar-2015               3,223,106.25
       25-Mar-2015                 25-Apr-2015               3,223,106.25
       25-Apr-2015                 25-May-2015               3,223,106.25
       25-May-2015                 25-Jun-2015               3,223,106.25
       25-Jun-2015                 25-Jul-2015               3,223,106.25

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 14 of 16

       25-Jul-2015                 25-Aug-2015               3,223,106.25
       25-Aug-2015                 25-Sep-2015               3,223,106.25
       25-Sep-2015                 25-Oct-2015               3,223,106.25
       25-Oct-2015                 25-Nov-2015               3,223,106.25
       25-Nov-2015                 25-Dec-2015               3,223,106.25
       25-Dec-2015                 25-Jan-2016               3,223,106.25
       25-Jan-2016                 25-Feb-2016               3,223,106.25
       25-Feb-2016                 25-Mar-2016               3,223,106.25
       25-Mar-2016                 25-Apr-2016               3,223,106.25
       25-Apr-2016                 25-May-2016               3,223,106.25
       25-May-2016                 25-Jun-2016               3,223,106.25
       25-Jun-2016                 25-Jul-2016               3,223,106.25
       25-Jul-2016                 25-Aug-2016               3,223,106.25
       25-Aug-2016                 25-Sep-2016               3,223,106.25
       25-Sep-2016                 25-Oct-2016               3,223,106.25
       25-Oct-2016                 25-Nov-2016               3,223,106.25
       25-Nov-2016                 25-Dec-2016               3,223,106.25
       25-Dec-2016                 25-Jan-2017               3,223,106.25
       25-Jan-2017                 25-Feb-2017               3,213,110.46
       25-Feb-2017                 25-Mar-2017               3,182,171.83
       25-Mar-2017                 25-Apr-2017               3,150,369.64
       25-Apr-2017                 25-May-2017               3,117,729.60
       25-May-2017                 25-Jun-2017               3,084,276.86
       25-Jun-2017                 25-Jul-2017               3,050,036.16
       25-Jul-2017                 25-Aug-2017               3,015,031.73
       25-Aug-2017                 25-Sep-2017               2,979,287.35
       25-Sep-2017                 25-Oct-2017               2,942,826.34
       25-Oct-2017                 25-Nov-2017               2,905,671.57
       25-Nov-2017                 25-Dec-2017               2,867,845.49
       25-Dec-2017                 25-Jan-2018               2,829,370.09
       25-Jan-2018                 25-Feb-2018               2,790,266.93
       25-Feb-2018                 25-Mar-2018               2,750,557.18
       25-Mar-2018                 25-Apr-2018               2,710,261.58
       25-Apr-2018                 25-May-2018               2,669,400.47
       25-May-2018                 25-Jun-2018               2,627,993.78
       25-Jun-2018                 25-Jul-2018               2,586,061.06
       25-Jul-2018                 25-Aug-2018               2,543,621.46
       25-Aug-2018                 25-Sep-2018               2,500,693.77

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 15 of 16

       25-Sep-2018                 25-Oct-2018               2,457,296.39
       25-Oct-2018                 25-Nov-2018               2,413,447.36
       25-Nov-2018                 25-Dec-2018               2,369,164.37
       25-Dec-2018                 25-Jan-2019               2,324,464.72
       25-Jan-2019                 25-Feb-2019               2,279,365.40
       25-Feb-2019                 25-Mar-2019               2,233,883.04
       25-Mar-2019                 25-Apr-2019               2,188,033.93
       25-Apr-2019                 25-May-2019               2,141,834.04
       25-May-2019                 25-Jun-2019               2,095,299.00
       25-Jun-2019                 25-Jul-2019               2,048,444.11
       25-Jul-2019                 25-Aug-2019               2,001,284.40
       25-Aug-2019                 25-Sep-2019               1,953,834.53
       25-Sep-2019                 25-Oct-2019               1,906,108.90
       25-Oct-2019                 25-Nov-2019               1,858,121.60
       25-Nov-2019                 25-Dec-2019               1,809,886.40
       25-Dec-2019                 25-Jan-2020               1,761,416.82
       25-Jan-2020                 25-Feb-2020               1,712,726.07
       25-Feb-2020                 25-Mar-2020               1,663,827.08
       25-Mar-2020                 25-Apr-2020               1,614,732.51
       25-Apr-2020                 25-May-2020               1,565,454.76
       25-May-2020                 25-Jun-2020               1,516,005.95
       25-Jun-2020                 25-Jul-2020               1,466,397.94
       25-Jul-2020                 25-Aug-2020               1,416,642.34
       25-Aug-2020                 25-Sep-2020               1,366,750.50
       25-Sep-2020                 25-Oct-2020               1,316,733.54
       25-Oct-2020                 25-Nov-2020               1,266,602.30
       25-Nov-2020                 25-Dec-2020               1,216,367.41
       25-Dec-2020                 25-Jan-2021               1,166,039.26
       25-Jan-2021                 25-Feb-2021               1,115,628.01
       25-Feb-2021                 25-Mar-2021               1,065,143.58
       25-Mar-2021                 25-Apr-2021               1,014,595.68
       25-Apr-2021                 25-May-2021                 963,993.79
       25-May-2021                 25-Jun-2021                 913,327.42
       25-Jun-2021                 25-Jul-2021                 862,625.48
       25-Jul-2021                 25-Aug-2021                 811,896.81
       25-Aug-2021                 25-Sep-2021                 761,150.06
       25-Sep-2021                 25-Oct-2021                 710,393.68
       25-Oct-2021                 25-Nov-2021                 659,635.91

Reference Number: FXNEC8361 - Amended II
Countrywide Home Loans, Inc.
June 29, 2006
Page 16 of 16

       25-Nov-2021                 25-Dec-2021                608,884.80
       25-Dec-2021                 25-Jan-2022                558,148.22
       25-Jan-2022                 25-Feb-2022                507,433.84
       25-Feb-2022                 25-Mar-2022                456,749.16
       25-Mar-2022                 25-Apr-2022                406,101.49
       25-Apr-2022                 25-May-2022                355,497.95
       25-May-2022                 25-Jun-2022                304,945.52
       25-Jun-2022                 25-Jul-2022                254,450.97
       25-Jul-2022                 25-Aug-2022                204,020.91
       25-Aug-2022                 25-Sep-2022                153,661.83
       25-Sep-2022                 25-Oct-2022                103,379.99
       25-Oct-2022                 25-Nov-2022                 53,181.54
       25-Nov-2022              Termination Date                3,072.44